September 16, 2008

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

Dreyfus New York AMT-Free Municipal Cash Management

Supplement to Prospectus dated March 31, 2008

The following information supplements and supersedes any contrary information contained in the Prospectus for the above-referenced fund (the “Fund”):

Effective as of the close of business on September 12, 2008, the Fund commenced operations upon the reorganization of a corresponding series of BNY Hamilton Funds, Inc. (the “predecessor fund”) into the Fund. In connection with the reorganization of the predecessor fund, shareholders of the predecessor fund received Institutional shares, Investor shares and Classic shares of the Fund in exchange for their Hamilton shares, Premier shares and Classic shares, respectively, of the predecessor fund.